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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 24, 2005


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                          KRISPY KREME DOUGHNUTS, INC.
             (Exact name of registrant as specified in its charter)


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        North Carolina                   001-16485             56-2169715
(State or other jurisdiction            (Commission         (I.R.S. Employer
      of incorporation)                 File Number)       Identification No.)

            370 Knollwood Street, Winston-Salem, North Carolina 27103
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (336) 725-2981

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

     On January 25, 2005, Krispy Kreme Doughnuts, Inc. (the "Company") issued a press release (the "Press Release") announcing that the lenders under its Credit Facility have agreed to defer until March 25, 2005 the date on which an event of default would occur by reason of the Company's failure to deliver financial statements for the quarter ended October 31, 2004. In addition, the Company said it had agreed to certain amendments to its Credit Facility. These amendments provide for (i) a limitation on the issuance, extension and renewal of letters of credit (other than renewals which do not increase the amounts thereof) without lender consent, (ii) a limitation on additional revolving credit or swing loan borrowings without lender consent and (iii) a limitation on the creation of guarantees in respect of debt incurred by the Company's joint ventures (subject to certain pending and projected projects). These amendments remain effective whether or not such financial statements are delivered.

     A copy of the Second Amendment to Credit Agreement, Waiver and Limited Consent is attached hereto as Exhibit 10.1. A copy of the Press Release is attached hereto as Exhibit 99.1 and the information contained in the Press Release is incorporated in this Item 1.01 by reference.


Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits. The following exhibits are filed herewith:


      Exhibit No.         Description
      -----------         -----------

          10.1 Second Amendment to Credit Agreement, Waiver and Limited Consent among Krispy Kreme Doughnut Corporation, Krispy Kreme Doughnuts, Inc., Freedom Rings, LLC, Golden Gate Doughnuts, LLC, Montana Mills Bread Co., Inc., the lenders party thereto, Branch Banking and Trust Company, as Syndication Agent, Bank of America, N.A. and Royal Bank of Canada, as Co-Documentation Agents, and Wachovia Bank, National Association, as Administrative Agent and the Issuing Lender, dated as of January 24, 2005.

          99.1 Press release ("Krispy Kreme Announces Lender Consent and Certain Amendments to Credit Facility") dated January 25, 2005.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                       KRISPY KREME DOUGHNUTS, INC.
Dated: January 25, 2005

                                       By:   /s/ Michael C. Phalen
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                                              Michael C. Phalen
                                              Chief Financial Officer